                                                                    EXHIBIT 99.4























                                      F-23

                     HARBINGER CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

         The following unaudited pro forma consolidated statements of operations of Harbinger Corporation (the "Company") set forth below for the year ended December 31, 1996 and for the nine months ended September 30, 1997 give effect to the Company's acquisition of Acquion, Inc. ("Acquion") which has been accounted for using the purchase method of accounting.

         The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 1997 also reflects the elimination of the charge of $2.7 million for acquired in-process product development costs and the $2.4 million loss on extinguishment of the Debenture related to the acquisition of the minority interest of HNS since this purchase business combination occurred on January 1, 1997 (see page F-19). The operations of HNS have been included in the Company's historical operations since January 1, 1997.

         The unaudited pro forma consolidated statements of operations should be read in conjunction with the historical financial statements and notes thereto of the Company and Acquion. The unaudited pro forma consolidated statements of operations do not necessarily represent results which would have occurred if the transactions had taken place on the dates indicated nor are they necessarily indicative of the results of future operations.








                                      F-24

                     HARBINGER CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                     Adjusted
                                                     Company      Historical         Pro Forma           Pro Forma
                                                   Subtotal (1)   Acquion (2)        Adjustments        Consolidated
                                                   ------------   -----------       ------------        ------------
Revenues:
   Services                                        $    39,168      $    41                             $ 39,209
   Software                                             22,441           82                               22,523
                                                   -----------      -------                             --------
      Total revenues                                    61,609          123                               61,732
                                                   -----------      -------                             --------

Direct costs:
   Services                                             14,703        1,074                               15,777
   Software                                              3,341           10                                3,351
                                                   -----------      -------                             --------
      Total direct costs                                18,044        1,084                               19,128
                                                   -----------      -------                             --------

Gross margin                                            43,565         (961)                              42,604
                                                   -----------      -------                             --------

Operating costs:
   Selling and marketing                                16,294        1,467                               17,761
   General and administrative                           15,068        1,297                               16,365
   Depreciation and amortization                         3,981           98                330     (3)     4,409
   Product development                                  13,527        1,251                               14,778
   Charge for purchased in-process product
      development and acquisition-related
      charges                                              626            -                                  626
                                                   -----------      -------                             --------
         Total operating costs                          49,496        4,113                               53,939
                                                   -----------      -------                             --------

         Operating loss                                 (5,931)      (5,074)                             (11,335)

Interest expense (income), net                              50            -                959     (4)     1,009
Foreign currency exchange loss                              18            -                                   18
Equity in losses of joint ventures                         119            -                                  119
                                                   -----------      -------                             --------
      Loss before income tax (benefit)                  (6,118)      (5,074)                             (12,481)
Income tax expense (benefit)                               168            -                                  168
                                                   -----------      -------                             --------
      Net loss                                          (6,286)      (5,074)                             (12,649)
Preferred stock dividends                                  (28)           -                                  (28)
                                                   -----------      -------                             --------
Net loss applicable to common shareholders         $    (6,314)      (5,074)                            $(12,677)
                                                   ===========      =======                             ========

Net loss per common share                          $     (0.34)                                         $  (0.68)
                                                   ===========                                          ========
Weighted average common and common
   equivalent shares outstanding                        18,707                                            18,707
                                                   ===========                                          ========






    See Notes to Unaudited Pro Forma Consolidated Statements of Operations.

                                      F-25

                     HARBINGER CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                    (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                      Historical         Historical         Pro Forma           Pro Forma
                                                       Company           Acquion (5)       Adjustments        Consolidated
                                                     -----------         -----------       -----------        ------------
Revenues:
   Services                                          $   37,892                 460                             $ 38,352
   Software                                              20,307                  24                               20,331
                                                     ----------           ---------                             --------
      Total revenues                                     58,199                 484                               58,683
                                                     ----------           ---------                             --------

Direct costs:
   Services                                              12,921               1,448                               14,369
   Software                                               2,520                   -                                2,520
                                                     ----------           ---------                             --------
      Total direct costs                                 15,441               1,448                               16,889
                                                     ----------           ---------                             --------

Gross margin                                             42,758                (964)                              41,794
                                                     ----------           ---------                             --------

Operating costs:
   Selling and marketing                                 11,614               1,537                               13,151
   General and administrative                            10,999                 649                               11,648
   Depreciation and amortization                          5,700                  78               248    (3)       6,026
   Product development                                    3,033               1,145                                4,178
   Charge for purchased in-process product
      development and acquisition-related
      charges                                            31,185                   -           (10,917)   (6)      17,568
                                                                                               (2,700)   (7)
                                                     ----------           ---------                             --------
         Total operating costs                           62,531               3,409                               52,571
                                                     ----------           ---------                             --------

         Operating loss                                 (19,773)             (4,373)                             (10,777)
Interest expense (income), net                             (426)                  -               720    (4)         294
Foreign currency exchange loss                                -                   -                                    -
Equity in losses of joint ventures                           38                   -                                   38
                                                     ----------           ---------                             --------
Loss before income tax expense                          (19,385)             (4,373)                             (11,109)
Income tax expense                                        1,419                   -                                1,419
                                                     ----------           ---------                             --------
Net loss                                                (20,804)             (4,373)                             (12,528)
Extraordinary loss on debt extinguishment                (2,419)                  -             2,419    (7)           -
                                                     ==========           =========                             ========
Net loss applicable to common shareholders           $  (23,223)          $  (4,373)                            $(12,528)
                                                     ==========           =========                             ========

Net loss per share of common stock                   $    (1.19)                                                 $ (0.64)
                                                     ==========                                                  =======
Weighted average common and common
   equivalent shares outstanding                         19,587                                                   19,587
                                                     ==========                                                  =======






     See Notes to Unaudited Pro Forma Consolidated Statements of Operations.

                                      F-26

                              HARBINGER CORPORATION
       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

         Effective August 22, 1997, Harbinger (the "Company") acquired all of the outstanding shares of Acquion, Inc. ("Acquion"), a California corporation based in Greenville, South Carolina for $13.6 million, consisting of $12.0 million in cash and the assumption of $1.6 million in liabilities including transaction costs. The Company recorded the acquisition using the purchase method of accounting with $10.9 million of the purchase price allocated to in-process product development costs, $641,000 allocated to purchased technology, and $2.0 million allocated to goodwill. The Company determined that certain of the acquired technologies had not reached technological feasibility and therefore expensed the portion of the purchase price allocable to such in-process product development to the consolidated statement of operations on August 22, 1997.

         The unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 illustrate the estimated effects on the Company's consolidated statements of operations of the acquisition as if it had occurred as of the beginning of those two periods.

         The unaudited pro forma consolidated statements of operations have been prepared using the purchase method of accounting, whereby the total cost of the acquisition is allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of the acquisition. For purposes of the unaudited pro forma consolidated statements of operations, such allocations have been made based upon currently available information and management's estimates.

         The historical statements are derived from the audited consolidated financial statements of the Company as of and for the year ended December 31, 1996, the audited statements of Acquion as of and for the year ended October 31, 1996 and the unaudited financial statements of the Company and Acquion for the nine months ended September 30, 1997.

         The unaudited pro forma consolidated statements of operations do not purport to represent what the results of operations of the Company would actually have been if the acquisition had occurred on such dates or to project the results of operations of the Company for any future date or period. The unaudited pro forma consolidated statements of operations should be read together with the historical financial statements and notes thereto of the Company and Acquion. The unaudited pro forma consolidated statements of operations reflect the following pro forma adjustments:

1) Reflects the pro forma operating results of the Company for the year ended December 31, 1996 as combined with HNS, HNV, NTEX and INOVIS.

2) Reflects the historical operating results of Acquion for the year ended October 31, 1996.

3) Reflects the additional amortization of intangible assets recorded as a result of the allocation of the purchase price. These intangible assets and their lives are as follows:

             Goodwill                            $ 2,014,000     10 years
             Acquired technology                 $   641,000      5 years

4) Reflects interest expense on the borrowings to fund the cash portion of the purchase price of Acquion at the rate of 8% per annum.





                                      F-27

                              HARBINGER CORPORATION

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

5) Reflects the historical unaudited operating results of Acquion for the period from January 1, 1997 through August 22, 1997. The operating results of Acquion for the period from August 23, 1997 to September 30, 1997 are included in the Company's unaudited operating results.

6) Reflects the elimination of the charge of $10.9 million for acquired in-process product development costs resulting from the acquisition of Acquion and the Company's purchase price allocation.

7) Reflects the elimination of the charge of $2.7 million for acquired in-process product development costs and the $2.4 million loss on extinguishment of the Debenture related to the acquisition of the minority interest of HNS recorded in the first quarter of 1997.

     The unaudited pro forma consolidated statements of operations do not reflect the $10.9 million charge for in-process product development related to the acquisition of Acquion, or the $2.7 million charge for the in-process product development and $2.4 million loss on the extinguishment of the Debenture related to the acquisition of the minority interest in HNS, all of which were directly attributable to the transactions.











                                      F-28




                                 Page 33 of 33